EXHIBIT 32.2

CERTIFICATION CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Soupman, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Form 10-Q of the Registrant for the quarter ended November 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 11, 2013

By:	/s/ Robert Bertrand
Name:	Robert Bertrand
Title:	President and Chief Financial Officer
(Principal Financial Officer)